ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of June [●], 2012 (“Agreement”), by and among Infinity I-China Fund (Cayman) L.P.(the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”) and EARLYBIRDCAPITAL, INC. (“EBC”).

WHEREAS, the Sponsors have agreed to establish an escrow account to deposit certain funds with the Escrow Agent for the benefit of the holders of warrants (the “Beneficiaries”) issued by Infinity Cross Border Acquisition Corporation (the “Company”) in its initial public offering being underwritten by EBC (the “IPO”), initially in an amount of Three Million Four Hundred Fifty Thousand and 00/100 ($3,450,000.00) U.S. Dollars (the “Escrow Asset”), which amount shall be distributed and reduced, from time to time in accordance with the procedures set forth below;

WHEREAS, this Agreement is being entered into in connection with the Company’s IPO, as described in the Company’s Registration Statement on Form S-1, as amended on Form F-1, File No. 333-173575 (“Registration Statement”), and the distribution of the Escrow Asset shall be distributed only in accordance with the terms of this Agreement.

WHEREAS, the Sponsors desire that the Escrow Agent accept the Escrow Asset, in escrow, to be held and disbursed as hereinafter provided.

IT IS AGREED:

1.          Appointment of Escrow Agent. The Sponsors, through the Representative as their duly authorized agent, hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2.          Deposit of Escrow Asset. 24 hours prior to the effective date of the Registration Statement (the “Effective Date”), the Sponsors shall deliver to the Escrow Agent the Escrow Asset in the amounts set forth in Schedule 1 hereto, to be held and deposited by Escrow Agent in an interest bearing account at J.P. Morgan Chase Bank N.A., maintained by the Escrow Agent, which shall only be disbursed in accordance with the terms and conditions of this Agreement.

3.          Disbursement and Reduction of the Escrow Asset.

3.1           The Escrow Agent shall hold the Escrow Asset during the period (the “Escrow Period”) commencing on the date hereof and ending upon the earlier of (each a “Termination Event”) (i) the Company’s consummation of a “Business Combination” (as such term is defined in the Registration Statement) or (ii) the Company’s failure to consummate a Business Combination within the required time period. The Representative shall promptly provide notice of a Termination Event to the Escrow Agent. Upon completion of the Escrow Period, the Escrow Agent shall promptly commence the distribution of the Escrow Asset (excluding any interest earned thereon) to the Beneficiaries upon receipt of, and only in accordance with, the terms of a joint letter (the “Direction Letter”) in accordance with Sections 3.4, 3.5 or 3.6, as applicable, hereof. Notwithstanding the foregoing, during the Escrow Period, the Escrow Agent may distribute a certain portion of the Escrow Asset pursuant to Sections 3.2 and 3.3 herein.

3.2           Subject to the terms and conditions of this Section 3.2, during the Escrow Period, upon joint written request from the Representative and EBC, which may be given from time to time pursuant to a letter (the “Reduction Letter”) in a form substantially similar to that attached hereto as Exhibit A, the Escrow Agent shall reduce the amount of the Escrow Asset (the amount by which the Escrow Asset is reduced pursuant to this paragraph is referred to herein as the “Reduction Amount”), and promptly distribute by wire such Reduction Amount to the Sponsors in accordance with the Representative’s written instruction.

3.3           Subject to the terms and conditions of this Section 3.3, during the Escrow Period, upon written request from the Representative, which may be given from time to time pursuant to a letter (the “Plan Instruction Letter”) in a form substantially similar to that attached hereto as Exhibit B indicating that the Sponsors’ have purchased a certain number of the Company’s warrants (the “Warrants”) pursuant to the Sponsors’ Rule 10b5-1 warrant purchase plan as described in the Registration Statement (the “10b5-1 Plan”), together with the applicable “trade ticket” or similar confirmation evidencing the Sponsors’ purchase, the Escrow Agent shall, as soon as practicable, reduce the amount of the Escrow Asset (the amount by which the Escrow Asset is reduced pursuant to this paragraph is referred to herein as the “Purchase Reduction Amount”), and promptly distribute by wire such Purchase Reduction Amount to the broker effectuating the 10b5-1 Plan in accordance with the Plan Instruction Letter in order to complete such trade within two trading days of the trade date.

3.4           If the Termination Event is the Company’s consummation of a Business Combination, Escrow Agent shall distribute the Escrow Asset pro-rata to the Beneficiaries upon Escrow Agent’s receipt of a Direction Letter in a form substantially similar to that attached hereto as Exhibit C, stating that that the Company has consummated its initial business combination, as set forth in the Registration Statement and a concurrent tender offer has also been consummated for all the Company’s warrants issued but not subsequently purchased by the Sponsors pursuant to the 10b5-1 Plan, such that each Beneficiary will receive an amount equal to $0.60 per Warrant for each Warrant validly tendered and not properly withdrawn.

3.5           If the Termination Event is the Company’s failure to consummate a Business Combination, Escrow Agent shall distribute the Escrow Asset pro-rata to the Beneficiaries upon Escrow Agent’s receipt of a Direction Letter in a form substantially similar to that attached hereto as Exhibit D, stating that the Company did not consummate a proposed business combination within the time period set forth in the Registration Statement, and the Sponsors must distribute the Escrow Asset such that each Beneficiary (excluding the Sponsors, to the extent they become Beneficiaries by virtue of purchasing warrants in connection with their Rule 10b5-1 warrant purchase plan as described in the Registration Statement) receives an amount equal to $0.60 per Warrant for each Warrant then held by such Beneficiary.

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3.6           Upon joint written request from the Representative and EBC, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E, the Escrow Agent shall distribute to the Representative by wire transfer the income collected on the Escrow Asset.

4.          Concerning the Escrow Agent.

4.1           Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

4.2           Indemnification. The Escrow Agent shall be indemnified and held harmless by the Sponsors from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Asset held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Asset or it may deposit the Escrow Asset with the clerk of any appropriate court or it may retain the Escrow Asset pending receipt of a final, non appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Asset are to be disbursed and delivered. The provisions of this Section 4.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 4.5 or 4.6 below.

4.3           Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Sponsors for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Sponsors for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

4.4           Further Assurances. From time to time on and after the date hereof, the Sponsors shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

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4.5           Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Asset held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Asset with any court it reasonably deems appropriate.

4.6           Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 4.5.

4.7           Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

5.          Miscellaneous.

5.1           Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

5.2           Third Party Beneficiaries. Each of the Sponsors hereby acknowledges that the Beneficiaries are third party beneficiaries of this Agreement.

5.3           Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

5.4           Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

5.5           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

5.6           Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

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If to the Sponsors, to the Representative:

Infinity I-China Fund (Cayman) L.P.

3 Azrieli Center (Triangle Tower)

42nd Floor, Tel Aviv, Israel, 67023

Attn: [●]

and if to the Escrow Agent, to:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven G. Nelson, Chairman

and if to EBC, to:

EarlyBirdCapital, Inc.

275 Madison Avenue, 27th Floor

New York, New York 10016

Attn: David M. Nussbaum, Chairman

A copy of any notice sent hereunder shall be sent to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Attn: David Alan Miller, Esq.

and:

Ellenoff Grossman & Schole LLP

150 East 42nd Street

New York, New York 10017

Attn: Stuart Neuhauser, Esq.

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

[Signature Page Follows]

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WITNESS the execution of this Agreement as of the date first above written.

SPONSORS:

Infinity I-China Fund (Cayman) L.P.
(as a Sponsor and its capacity as Representative)

By:
Name:
Title:

Infinity I-China Fund (Israel) L.P.

By:
Name:
Title:

Infinity I-China Fund (Israel 2) L.P.

By:
Name:
Title:

Infinity I-China Fund (Israel 3) L.P

By:
Name:
Title:

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY

By:
Name:
Title:

6

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

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SCHEDULE 1

SPONSOR	PERCENTAGE	AMOUNT
Infinity I-China Fund (Cayman) L.P. 3 Azrieli Center (Triangle Tower) 42nd Floor, Tel Aviv, Israel, 67023	46.7%	$1,611,150

Infinity I-China Fund (Israel) L.P. c/o Infinity I-China Fund (Cayman) L.P. 3 Azrieli Center (Triangle Tower) 42nd Floor, Tel Aviv, Israel, 67023	23.8%	$821,100

Infinity I-China Fund (Israel 2) L.P. c/o Infinity I-China Fund (Cayman) L.P. 3 Azrieli Center (Triangle Tower) 42nd Floor, Tel Aviv, Israel, 67023	20.4%	$703,800

Infinity I-China Fund (Israel 3) L.P. c/o Infinity I-China Fund (Cayman) L.P. 3 Azrieli Center (Triangle Tower) 42nd Floor, Tel Aviv, Israel, 67023	9.1%	$313,950

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

17 Battery Place

New York, New York 10004

Attn:  Steven Nelson and Frank Di Paolo

Re:       Escrow Account No. [    ]   -       Reduction Letter

Gentlemen:

Reference is made to that Escrow Agreement between Infinity I-China Fund (Cayman) L.P. (the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), Continental Stock Transfer & Trust Company (the “Escrow Agent”) and EarlyBirdCapital, Inc., dated as of ________, 2012 (the “Escrow Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement. Pursuant to Section 3.2 of the Escrow Agreement, this is to authorize you to reduce the amount of the Escrow Asset and distribute to the Representative by wire the Reduction Amount as follows: [insert (a) or (b) as applicable]:

(a)          an aggregate Reduction Amount of $_________ as a result of a partial exercise of the over-allotment option granted to the underwriters of the IPO such that the remaining Escrow Asset in the amount of $[●] (excluding any interest earned thereon) will be sufficient for the Beneficiaries to receive $0.60 for each Warrant then held by them; or

(b)          an aggregate Reduction Amount of $_________ as a result of no exercise of the over-allotment option granted to the underwriters of the IPO such that the remaining Escrow Asset in the amount of $[●] (excluding any interest earned thereon) will be sufficient for the Beneficiaries to receive $0.60 for each Warrant then held by them.

In accordance with the terms of the Escrow Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds constituting the Reduction Amount promptly upon your receipt of this letter to the Representative’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Infinity I-China Fund (Cayman) L.P.

By:
Name:
Title:

EarlyBirdCapital, Inc.

By:
Name:
Title:

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

17 Battery Place

New York, New York 10004

Attn:  Steven Nelson and Frank Di Paolo

Re:       Escrow Account No. [    ]   -       Plan Instruction Letter

Gentlemen:

Reference is made to that Escrow Agreement between Infinity I-China Fund (Cayman) L.P. (the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), Continental Stock Transfer & Trust Company (the “Escrow Agent”) and EarlyBirdCapital, Inc., dated as of ________, 2012 (the “Escrow Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement. Pursuant to Section 3.3 of the Escrow Agreement, this is to authorize you to reduce the amount of the Escrow Asset and distribute to [●] by wire the Purchase Reduction Amount as follows:

an aggregate Purchase Reduction Amount of $_________ as a result of the purchase of the Company’s Warrants by the Sponsors pursuant to 10b5-1 Plan prior to the announcement by the Company of a business combination such that the remaining Escrow Asset in the amount of $[●] (excluding any interest earned thereon) will be sufficient for the Beneficiaries (excluding the Sponsors, to the extent they become Beneficiaries by virtue of purchasing Warrants in connection with the 10b5-1 Plan) to receive $0.60 for each Warrant then held by them.

We have attached the “trade ticket” or similar confirmation as an exhibit to this letter.  In accordance with the terms of the Escrow Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds constituting the Purchase Reduction Amount promptly upon your receipt of this letter to [●]at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Infinity I-China Fund (Cayman) L.P.

By:
Name:
Title:

cc: EarlyBirdCapital, Inc.

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

17 Battery Place

New York, New York 10004

Attn:  Steven Nelson and Frank Di Paolo

Re:       Escrow Account No. [    ]   -       Direction Letter

Gentlemen:

Pursuant to Section 3.3 of the Escrow Agreement between Infinity I-China Fund (Cayman) L.P. (the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), Continental Stock Transfer & Trust Company (the “Escrow Agent”) and EarlyBirdCapital, Inc., dated as of ________, 2012 (the “Escrow Agreement”), this is to advise you that the Company has consummated a business combination with [       ] (the “Target Businesses”) on [         ] (the “Consummation Date”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

Pursuant to Section 3.4 of the Escrow Agreement Agreement, you are hereby directed to distribute the Escrow Asset (less any interest earned thereon) pro-rata to the Beneficiaries because the Company has consummated its initial business combination, as set forth in the Registration Statement and a concurrent tender offer has also been consummated for all the Company’s Warrants issued but not subsequently purchased by the Sponsors pursuant to the 10b5-1 Plan, such that each Beneficiary is entitled to receive an amount equal to $0.60 per Warrant for each Warrant validly tendered and not properly withdrawn. The balance of the Trust Asset, if any, should be returned to the operating account at: [WIRE INSTRUCTION INFORMATION]

Upon the distribution of all Escrow Asset pursuant to the terms hereof, the Escrow Agreement shall be terminated.

Very truly yours,

Infinity I-China Fund (Cayman) L.P.

By:
Name:
Title:

EarlyBirdCapital, Inc.

By:
Name:
Title:

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

17 Battery Place

New York, New York 10004

Attn:  Steven Nelson and Frank Di Paolo

Re:       Escrow Account No. [    ]   -       Direction Letter

Gentlemen:

Reference is made to the Escrow Agreement between Infinity I-China Fund (Cayman) L.P. (the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), Continental Stock Transfer & Trust Company (the “Escrow Agent”) and EarlyBirdCapital, Inc., dated as of ________, 2012 (the “Escrow Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement. Pursuant to Section 3.5 of the Escrow Agreement, this is to advise you that the Company did not consummate a proposed business combination within the time period set forth in the Registration Statement, and the Sponsors must distribute the Escrow Asset such that each Beneficiary (excluding the Sponsors, to the extent they become Beneficiaries by virtue of purchasing Warrants in connection with the 10b5-1 Plan) receives an amount equal to $0.60 per warrant for each Warrant then held by such Beneficiary.

In accordance with the terms of the Escrow Agreement, you are hereby directed to distribute the Escrow Asset on [      ] to the warrantholders. [       ] has been selected as the “record” date for the purpose of determining the warantholders entitled to receive their pro rata share of the Escrow Asset (less interest earned thereon).  You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds directly to the Company’s warrantholders (other than with respect to the Warrants held by the Sponsors) in accordance with the terms of the Escrow Agreement. Upon the distribution of all of the funds comprising the Escrow Asset, your obligations under the Escrow Agreement shall be terminated.

Very truly yours,

Infinity I-China Fund (Cayman) L.P.

By:
Name:
Title:

cc: EarlyBirdCapital, Inc.

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

17 Battery Place, 8th Floor

New York, New York 10004

Attn:  Steven Nelson and Frank DiPaolo

Re:       Escrow Account No. [    ]   -       Direction Letter

Gentlemen:

Pursuant to Section 3.6 of the Escrow Agreement between Infinity I-China Fund (Cayman) L.P. (the “Representative”); Infinity I-China Fund (Israel) L.P. (“I1”); Infinity I-China Fund (Israel 2) L.P. (“I2”)and Infinity I-China Fund (Israel 3) L.P, (collectively with I1, I2 and the Representative, the “Sponsors”), Continental Stock Transfer & Trust Company (the “Escrow Agent”) and EarlyBirdCapital, Inc., dated as of ________, 2012 (the “Escrow Agreement”), the Representative hereby requests that you deliver to it $_______ of the interest income earned on the Escrow Asset as of the date hereof.

 In accordance with the terms of the Escrow Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Representative’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Infinity I-China Fund (Cayman) L.P.

By:
Name:
Title:

EarlyBirdCapital, Inc.

By:
Name:
Title: